January 19, 2000

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Impac Secured Assets Corp. Mortgage Pass-Through Certificates, Series 1999-1
               File No. 333-44209-03.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of the trust fund (the "Trust") created pursuant to a Pooling and Servicing Agreement dated as of September 1, 1999, (the "Agreement") among Impac Secured Assets Corp., as Depositor, Impac Funding Corporation, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee (the "Trustee"), is a Current Report on Form 8-K (the "Report").

          The Series 1999-1 Mortgage Pas-Through Certificates (the Certificates") will include the following five classes: (i) Class A Certificates; (ii) Class SB Certificates; and (iii) Class R-I Certificates, Class R-II Certificates and Class R-III Certificates (collectively, the "Residual Certificates"). Only the Class A Certificates are offered hereby.

          The Certificates will evidence ownership interests in a trust fund which will consist of the following (such assets, collectively, the "Trust Fund"): (i) the Mortgage Loans; (ii) collections in respect of principal and interest on the Mortgage Loans received after the Cut-off Date (other than payments due on or before the Cut-off Date);
          (iii) the amounts on deposit in any Collection Account (as defined in the Prospectus Supplement), including the account in which amounts are deposited prior to payment to the Certificateholders (the "Certificate Account"), including net earnings thereon; (iv) certain insurance policies maintained by the related Mortgagors or by or on behalf of the Master Servicer or related subservicer in respect of the Mortgage Loans; (v) an assignment of the Company's rights under the Mortgage Loan Purchase Agreement (as defined in the Prospectus Supplement); (vi) the Yield Maintenance Agreement and the Reserve Fund; (vii) the Radian PMI Policy; and (viii) proceeds of the foregoing.

          The Offered Certificates were registered under the Securities Act of 1933, as amended, by a Registration Statement on Form S-11 (File No. 333-44209). As a result, the Trust is subject to the filing requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The Trust will file, within 15 business days after each Distribution Date (as defined in the Pooling and Servicing Agreement), a Current Report on Form 8-K in substantially the form attached herewith, including as an exhibit thereto the applicable Distribution Date report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          The Trust will file a Current Report on Form 8-K promptly after the occurrence of any event described under Item 2, 3, 4 or 5 thereof, responding to the requirements of the applicable Item.

          Within 90 days after the end of each fiscal year, the Trust will file an annual report of Form 10-K which responds to Items 2, 3, and 4 of
          Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and
          Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The Trust will follow the above procedures except for any fiscal year as to which its reporting obligations under Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the Trust will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (714) 247-6255.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Impac Secured Assets Corp. Mortgage Pass-Through Certificates, Series 1999-1.



                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  October 25, 1999


                              IMPAC SECURED ASSETS CORP.
          (as Depositor under a Series 1999-1 Pooling and Servicing Agreement dated as of September 1, 1999, providing for, among other things, the issuance of the Mortgage Pass-Through Certificates, Series 1999-1)


            IMPAC SECURED ASSETS CORP. MORTGAGE PASS-THROUGH CERTIFICATES,
                                  SERIES 1999-1
              (Exact name of Registrant as specified in its Charter)


                                  CALIFORNIA
                (State or Other Jurisdiction of Incorporation)


             333-44209-03                            33-071-5871
            (Commission File Number)                 (I.R.S. Employer
                                                     Identification No.)


            1401 DOVE STREET
            NEWPORT BEACH, CALIFORNIA                 92660
            (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (949) 475-3600


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of October 25, 1999.


                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Pooling and Servicing Agreement, dated as of September 1, 1999.


          Date:  January 19, 2000           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX



          Document


          Monthly Remittance Statement to the Certificateholders dated as of October 25, 1999.






                              IMPAC Secured Asset Corp.   1999-1
                              Mortgage Pass-Through Certificates
                              October 25, 1999 Distribution
                                 Contents
                                                            TABLE OF CONTENTS

>                                                                  Page
                                                                       1.  Cont
>ents                                                                1
                                                                       2.  Cert
>ificate Payment Report                                              2
                                                                       3.  Coll
>ection Account Report                                               8
                                                                       4.  Cred
>it Enhancement Report                                              11
                                                                       5.  Coll
>ateral Report                                                      12
                                                                       6.  Deli
>nquency Report                                                     15
                                                                       7.  REO
>Report                                                             16
                                                                       8.  Prep
>ayment Report                                                      17
                                                                       9.  Prep
>ayment Detail Report                                               20
                                                                      10.  Real
>ized Loss Report                                                   21
                                                                      11.  Real
>ized Loss Detail Report                                            24
                                                                      12.  Trig
>gers, Adj. Rate Cert. and Miscellaneous Report                     25
                                                                           Tota
>l Number of Pages
> 25
                                                            CONTACTS
                                                                            Adm
>inistrator:   Jennifer C. Bohannon
                                                                            Dir
>ect Phone Number:   (714)247-6283
                                                                            Add
>ress:   Deutsche Bank

>              1761 E. St. Andrew Place, Santa Ana, CA 92705
                                                                            Web
> Site:   http://www-apps.gis.deutsche-bank.com/invr
                                                                            Fac
>tor Information:   (800) 735-7777
                                                                            Mai
>n Phone Number:   (714) 247-6000
               ISSUANCE INFORMATION
                              Seller:                       Impac Secured Asset
> Corp.                                                   Cut-Off Date:
>     September 1, 1999
                              Certificate Insurer:          AMBAC Assurance Cor
>poration                                                 Closing Date:
>      September 30, 1999
                              Servicer(s):                  Impac Funding Corpo
>ration      Master Servicer                              First Payment Date:
>  October 25, 1999
                                                            Wendover Funding, I
>nc.      Sub-Servicer
                              Underwriter(s):               Donaldson, Lufkin &
> Jenrette Securities      Lead Underwriter               Distribution Date:
>    October 25, 1999

>                                                         Record Date:
>      September 30, 1999

>                          Page 1 of 25
>          (c) COPYRIGHT 2000 Deutsche Bank
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP TOTAL
                                                                       1
                                                                issue_idperiod
>        t_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_
>3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                IM99S1  199910
>        095978275 1909360       0       0       0     455      11       0
> 0       0       0       0       0       0       0       0       0       0
>  0
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 1
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 2
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 3
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3
                                                                HISTORICAL DATA
> - STATEMENT 1 GROUP 4
                                                                       0
                                                                issue_idperiod
>sub_poolt_del_0_t_del_1_t_del_2_t_del_3_t_del_4_t_del_0 t_del_1 t_del_2 t_del_ >3t_del_4 t_for_0_t_for_1_t_for_2_t_for_3_t_for_4_t_for_0 t_for_1 t_for_2 t_for >_3

>
>                                         0                               0
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
       0       0       0       0       0       0       0       0       0
>0       0       0       0       0       0       0       0       0       0
> 0      0 1909360      11       0       0       0       0       0       01.37E
>+08
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
t_for_4 t_bnk_0_t_bnk_1_t_bnk_2_t_bnk_3_t_bnk_4_t_bnk_0 t_bnk_1 t_bnk_2 t_bnk_3 >t_bnk_4 t_reo_0_t_reo_1_t_reo_2_t_reo_3_t_reo_4_t_reo_0 t_reo_1 t_reo_2 t_reo_ >3t_reo_4 t_del_tot_del_tot_for_tot_for_tot_bnk_tot_bnk_tot_reo_tot_reo_tot_beg
>_ba
                                                                       1
>0       0                                                         357.878
>                                                 0       0     0.01394139
                        83540.04269654.5-6402.78       0       0       1
>0       0                                                         357.877
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
1.37E+08     663     66283540.04269654.5-6402.78       0       0       1
>0       0  494.3712299.6530607.551137381310858927 9932473    358357.8777 2.122
>260.0427650.1431260.0489710.0102270.010205       0       0    0.013941386

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p

>
>                                                         0              0
                               0       0       0       0       0       0
>0       0
>                                                 0
                                                                t_prepayt_repur
>ct_liquid_loan                                                   warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cup_down
t_end_bat_beg_lot_end_lot_sch_prt_prepayt_curt  t_repurct_liquidt_prepayt_repur
>ct_liquidt_prepayt_curr_st_del_sft_curr_wt_curr_wt_curr_wt_wamm  warat   was
>  wa_grosswa_max_iwa_min_iwa_per_cwa_per_cpool_reareo_bookt_del_1_2_bal_p
              0        0.01394139       0       0       0                   0.0
>83
                                                        0                   0.0
>82
                                         BankruptREO     Total   Total   Total
>
>           Total                   Total           Total
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0       0.013941386       0       0       0  Oct-99136.95620.0828
>37                                                0.0019180.998082
>   0.001918 0.02278                 0.02278 2.12226 5.36699
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa1or 2 padel_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA
              0                 0       0       0       0
                                         BankruptREO
t_del_3_4_bal_pt_del_total_bal_p t_for_tot_bnk_tot_reo_toPeriod  t_end_bawac
>  1or 2 pa3+ pay 6del_totafor_totabnk_totareo_tota1MSMM  (1-1MSMM3MSMM   12MSM
>M  CUMSMM  1MCPR   3MCPR   12MCPR  CUMCPR  MIN(30,W1MPSA   3MPSA   12MPSA

>
>                                  Printing Pages         Starting# Pages # Pag
>es
Total   Total
>
>                         1       1Contents                       1       1
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR  1MSDA   3MSDA  12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity                      2       2Certificate Payment Repo       2       6
>  0
 5.36699263.2517       0       1                       0       0
>        0       0                       0
>                         3       3Collection Account Repor       8       3
>  0

>
>                         4       4Credit Enhancement Repor      11       1

>
>                         5       5Collateral Report             12       3
>  0

>
>                         6       6Delinquency Report            15       1
>  0

>
>                         7       7REO Report                    16       1

>
>                         8        Foreclosure Report                     0

>
>                         9       8Prepayment Report             17       3
>  0

>
>                        10       9Prepayment Detail Report      20       1

>
>                        11      10Realized Loss Report          21       3
>  0

>
>                        12      11Realized Loss Detail Rep      24       1

>
>                        13      12Triggers, Adj. Rate Cert      25       1

>
>                        14        Other Related Information              0

>
>                        15        Additional Certificate Report          0

>
>                        16        Historical Certificate Payment Report

>
>                        17        Credit Ratings

>
>                  Total   Total   Total Number of Pages         25
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
CUMPSA  prep+cur1MMDR   (1-MDR) 3MMDR   12MMDR  CUMMDR  1MCDR   3MCDR   12MCDR
> CUMCDR 1MSDA   3MSDA   12MSDA  CUMSDA  loss_sev3M_loss_12M_lossCUM_loss_sever
>ity
# Pages Total # # Standard Pgs per Report
               1               1
       0       6       2       1
       0       3       3       1
               1       1       1
       0       3       3       1
       0       1       1       1
               1               1
               0               0
       0       3       3       1
               1               1
       0       3       3       1
               1               1
               1       1       1
               0               0
               0       1       0
               0               0
               0               0
              25